SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549


_______________________________


FORM 8-K


CURRENT REPORT


Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)   August 26,
1999


CHOCK FULL O'NUTS CORPORATION
(Exact name of Registrant as specified in its charter)



          New York                              1-4183
                             13-0697025
(State or other jurisdiction            (Commission                      (IRS
Employer
       of incorporation)		File Number)
	Identification No.


370 Lexington Avenue, New York, New York 10017
(Address of principal executive office) (Zip Code)



Registrant's telephone number, including area code (212) 532-0300



                                                            None

(Former name or former address, if changed since last report)



Item 5.	Other Events.

		On August 26, 1999, the Company announced that it called for redemption on September 14, 1999 all of its outstanding 7% Convertible Senior Subordinated Debentures due April 1, 2012 and 8% Convertible Subordinated Debentures due September 15, 2006. A copy of the Press Release announcing the redemption is annexed hereto as an Exhibit.


Item 7.	Financial Statements, Pro Forma Financial Information
and Exhibits.

	(c)	Exhibits:

		Exhibit 99.1:  Press Release dated August 26, 1999.



SIGNATURES

	Pursuant to the requirements of Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form
8-K to be signed on its behalf by the undersigned, hereunto duly authorized.

						CHOCK FULL O'NUTS CORPORATION

                                                By:    /s/ Howard M. Leitner
                                                       Howard M. Leitner,
                                                       Senior Vice President
                                                       Chief Financial Officer

Dated:  August 31, 1999


EXHIBIT 99.1


							FOR IMMEDIATE RELEASE

							CONTACT:   Fred Spar
                                                              Jessica Barist
                                                            Kekst and Company
								212-521-4800



CHOCK FULL O'NUTS CORPORATION
ANNOUNCES REDEMPTION OF
7% CONVERTIBLE SENIOR SUBORDINATED DEBENTURES AND
8% CONVERTIBLE SUBORDINATED DEBENTURES


New York, New York, August 26, 1999. Chock Full O'Nuts Corporation (CHF-NYSE) announced today that it called for redemption on September 14, 1999 (the "Redemption Date") all of its outstanding 7% Convertible Senior Subordinated Debentures due April 1, 2012 and 8% Convertible Subordinated Debentures due September 15, 2006. The redemption price for each series of Debentures is the face amount of the Debentures plus accrued interest to the Redemption Date, for a total amount of $1,031.89 per $1,000 principal amount of the 7% Convertible Senior Subordinated Debentures and $1,039.78 per $1,000 principal amount of the 8% Convertible Subordinated Debentures. The 7% Debentures are convertible into 121.5 Chock Common Shares per $1,000 principal amount of Debentures and the 8% Debentures are convertible into 128 Chock Common Shares per $1,000 principal amount of Debentures. The Debentures may be presented for conversion up to 5:00 p.m., New York City time, on September 13, 1999, the day preceding the Redemption Date, but not thereafter. The 7% Debentures, which are listed on the New York Stock Exchange, originally aggregated $60,000,000 in principal amount. On August 24, 1999, approximately $50,693,000 principal amount of 7% Debentures remain outstanding. The 8% Debentures, which are listed on the American Stock Exchange, originally aggregated $50,000,000 in principal amount. On August 24, 1999, approximately $29,627,000 principal amount of 8% Debentures remain outstanding.

Paying agent for conversion and redemption of the 7% Debentures will be IBJ Whitehall Bank & Trust Company located at:

One State Street
Securities Processing Window, SC-1
New York, New York 10004





Paying agent for conversion and redemption of the 8% Debentures will be Bank One, N.A. located at:

U.S. Postal Service				Overnight Courier
Mailing Address:				Mailing Address:

P. O. Box 710184				235 West Schrock Road
235 West Schrock Road-OH1-0184		Westerville, Ohio 43081
Westerville, Ohio 43271-0184


On June 8, 1999, Chock Full O'Nuts Corporation and Sara Lee
Corporation announced that they had entered into an Agreement and Plan of Merger wherein Chock Full O'Nuts will become a wholly owned subsidiary of Sara Lee.

Chock Full O'Nuts roasts, packs and markets regular, instant and decaffeinated coffees under the Chock Full O'Nuts label. Its best known coffee product is its premium, vacuum-packed, all-method grind coffee. The Company is also one of the largest marketers of food service and private label coffee, tea and related products. Chock Full O'Nuts Corporation is also franchising Quikava, a 600-square-foot drive thru and fresh-baked goods concept, in its core markets in the Northeast and Mid-Atlantic States. Chock's fiscal 1998 sales were $398 million.



F\Chock\SaraLee\8-K